UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  July 31, 2006


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                       0-49925               22-3757709
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.
---------   ---------------------------------------------

         On July 31, 2006, Central Jersey Bancorp ("Bancorp") issued a press release announcing its consolidated financial results for the three and six month periods ended June 30, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this current report on Form 8-K.

         The information contained under Item 2.02 of this current report on Form 8-K, including the portions of Exhibit 99.1 attached hereto which relate to Bancorp's consolidated financial results, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained under Item 2.02 of this current report on Form 8-K shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01.  Other Events.
---------   ------------

         On July 31, 2006, Bancorp also announced that an aggregate of 564,910 shares of Bancorp's common stock, representing approximately 6.8% of the shares of Bancorp's common stock currently outstanding, were recently sold at prices ranging from $8.80 to $8.85 per share to two institutional investors for the benefit of another financial institution. These shares of Bancorp's common stock and other securities unrelated to Bancorp had been pledged by Solomon Dwek as collateral to secure a $10.0 million loan he had personally received from another financial institution. The entire collateral position was ordered sold by the Superior Court of New Jersey in connection with an action commenced by PNC Bank against Mr. Dwek.

         As of April 6, 2006, the record date for Bancorp's 2006 annual meeting of shareholders, Mr. Dwek held 779,730 shares of Bancorp's common stock (818,716 shares as adjusted for the 5% stock distribution paid on July 1, 2006), which represented at such time 9.96% of the shares of Bancorp's common stock outstanding. As the result of the recent sale of shares of Bancorp's common stock held as collateral at another financial institution, coupled with other transfers and/or sales of Bancorp's common stock formerly held by Mr. Dwek, which have occurred in connection with the pending action against Mr. Dwek, the equity holdings of Mr. Dwek in Bancorp have been significantly reduced.


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Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d) Exhibits:

            Exhibit
            Number                         Description
            ------                         -----------

            99.1 Press Release Re: Substantial Decrease in Solomon Dwek's Equity Holdings and a 10.7% Increase in 2nd Quarter 2006 Earnings.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CENTRAL JERSEY BANCORP
                                       -----------------------------------------
                                                      (Registrant)



                                       By:  /s/ James S. Vaccaro
                                          --------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer


Date:  August 2, 2006







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                                  EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------

99.1 Press Release Re: Substantial Decrease in Solomon Dwek's Equity Holdings and a 10.7% Increase in 2nd Quarter 2006 Earnings.